November 2025 Investor Roadshow Presentation

2 Forward-Looking Statements This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) factors relating to any unsolicited offer (“Offer”) to purchase the shares of the Company, actions taken by the Company or its stockholders in respect to such an Offer, and the effects of such an Offer, or the completion or failure to complete an Offer on the Company’s business, or other developments involving such an Offer and the activist shareholders or others who disagree with the composition of the board, our strategy, or the way the Company is managed; (3) our ability to maintain profit margins, (4) our ability to attract and retain clients, (5) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (6) our ability to successfully execute on business strategies and further digitalize our business model, (7) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (8) new laws, regulations, and government incentives that could affect our operations or financial results, (9) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (10) our ability to successfully integrate acquired businesses, and (11) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

3 Investment Highlights Return of Capital Market leader in U.S. staffing and global RPO with increasingly diverse service offerings to meet evolving client needs Highly fragmented industry with strong secular growth drivers Strong balance sheet and cash flow to support future growth opportunities and the return of excess capital to shareholders Accelerating digital transformation, expanding in high-growth end-markets and high-value roles, optimizing sales functions and driving efficiencies to deliver long-term, profitable growth Experienced Leadership Team Deep human capital expertise with proven success driving growth and delivering value to stakeholders

4 TrueBlue: Leader in U.S. Staffing and Global Recruitment Process Outsourcing Total talent ecosystem delivering full spectrum of digitally-enabled, specialized workforce solutions Our Mission: Connecting people and work Company Overview  Leading provider of specialized workforce solutions, transforming the way employers and talent connect in an ever-changing world of work  Comprehensive suite of solutions across recruitment, attraction, assessment, and workforce management, offering scalable and customized delivery to fit each client’s footprint and operating model Global RPO Recruitment process outsourcing and talent advisory solutions  35+ years of industry expertise  Proprietary technology and national footprint Solutions & Value Proposition U.S. Staffing General and skilled workforce for temporary and on-site jobs  End-to-end solutions and deep market expertise  Award-winning capabilities to run employer branded campaigns Awards & Recognition PeopleScout recognized as a global market leader in MSP and RPO TrueBlue recognized for its ethical business practices and compliance PeopleScout and PeopleReady named Leaders One of the largest industrial staffing providers in the U.S. TrueBlue earned the Top Workplaces Award by Energage Key Stats $1.6B 2024 Revenue ~336,000 People connected to work in 2024 Top 5 Market position in U.S. industrial staffing ~500 Branches nationwide $186M Share repurchases last five years ~55,000 Clients served annually

5 Solving workforce challenges Companies turn to human capital experts with innovative workforce solutions to solve growing talent challenges A robust value proposition with high-touch, specialized, digitally enabled solutions for staffing and recruitment process outsourcing. Workforce Complexity Many factors, including globalization and the “gig” economy are changing the world of work requiring a disciplined approach to hiring. Artificial Intelligence Companies are seeking ways to become more nimble and efficient Deploying AI to source human capital will be a competitive differentiator. Digital Engagement The worker supply chain is becoming increasingly decentralized. TrueBlue’s digital strategy connects people anywhere at any time.

6 Total addressable market of ~90 billon1 U.S. Temporary Industrial & Healthcare Staffing: Large market with strong secular tailwinds Global RPO: High margin and poised for growth  Highly fragmented and benefits players of scale  Digital adoption expands the growth potential  Unique growth opportunity to fill key skilled trades and healthcare positions as population ages and retires  Industry rebounds quickly in early stages of recovery  Nascent market with no single dominant player  Traditionally sticky business model with high client retention and engagement  Strong history of double-digit industry growth  Industry poised for growth as companies seek new solutions to increasingly complex labor challenges 1 Source: Staffing Industry Analysts and Everest Group

7 Deep vertical expertise serving critical end markets & a diversified client base Manufacturing 25% Transportation 20% Construction 14% Retail 11% Energy 9% Professional Services 8% Hospitality 6% Healthcare 1% Other 6% 2024 Revenue by Vertical Political climate favoring investments in domestic manufacturing facilities Structural skilled labor shortages in construction and transportation E-commerce growth heightens the need for worker flexibility and warehouse efficiency Growing scrutiny around workforce compliance Strong secular forces in healthcare with aging population 2024 Revenue by Vertical

8 Portfolio of leading brands delivering scalable, specialized workforce solutions Contingent, on-site industrial staffing and commercial driver services On-demand general and skilled labor for industrial jobs Professional and specialized talent solutions including RPO, talent advisory and healthcare staffing 55% 35% 10% Proprietary technology and deep expertise in flexible, on-site and productivity-based staffing solutions National scale, rapid fulfillment and tech- enabled deployment via proprietary JobStackTM platform Digitally-enabled platform delivering healthcare staffing in U.S. and RPO solutions across the globe 20 – 25% Incremental Margin1 10 – 15% Incremental Margin 25 – 30% Incremental Margin PeopleReady PeopleManagement PeopleSolutions % of total 2024 revenue. 1 Average estimated segment profit margin associated with additional organic revenue.

9 Strong position to capitalize on growth opportunities People 4,000+ talented, dedicated and mission driven people Experience 35+ years of industry expertise and deep client relationships Technology Sophisticated technology providing a differentiated user experience and enabling sales Market Presence Significant scale and expansive market presence Tremendous strengths and assets to drive our success, capitalizing on growth opportunities, enhancing shareholder value and advancing our mission to connect people and work

10 Omnichannel Workforce Delivery—connecting employers and talent across the U.S. Layered for coverage and built for growth — meeting employers and talent wherever they are and wherever they are going Localized staffing support through ~500 branches nationwide, connecting businesses with talent in their communities. Branch-Based Embedded teams manage high-volume staffing directly at client locations, delivering operational efficiency and workforce continuity. Embedded On-site Mobile teams deployed to support construction sites, facility ramp-ups, retail setups, and field-based operations across the U.S. Project & Field-Based App-powered, self-serve access to talent—enabling real-time hiring and flexible workforce management anytime, anywhere. Mobile Talent Management *Maps are illustrative Driving differentiated value for employers Delivering access, choice and opportunity to talent  Specialized workforce solutions across contingent, skilled, and professional  Compliance focused operations to reduce risk and drive continuity at scale  Proprietary technology accelerates hiring and improves access to talent  Broad access to roles across industries, regions, and experience levels  Mobile platform gives talent control over when, where, and how they work  Upskilling and assessments unlock growth and support long-term retention

11 Strategic, scalable RPO solutions for global talent needs Offerings that combine global scale, role-specific precision & creative workforce strategies trusted by leading employers worldwide Digitally-Enabled RPO Capabilities Full-Cycle RPO Comprehensive recruitment support from requisition through onboarding, helping organizations fill hard-to-fill professional roles and meet high-volume hiring needs. Recruiter On- Demand Experienced recruiters embedded within client teams to supplement in-house capacity and accelerate speed-to- hire Centralized management of contingent workforce programs driving cost control, risk reduction, and improved workforce visibility Managed Service Provider Project RPO Agile, time-bound recruitment support that helps organizations scale quickly for defined hiring initiatives Talent Advisory Strategic consulting across employer branding, candidate experience, and workforce planning to attract and retain talent Americas Europe Middle East & Africa Asia - Pacific Trusted Globally

12 Executing on a clear growth strategy in a massive untapped market  Drive competitive advantage through proprietary innovation  Enhance client and talent engagement through data and automation  Unlock enterprise efficiency of scale  Enhance sales model to drive scalable growth  Elevate sales capabilities to capture demand  Leverage strengths and synergies to deliver profitable growth  Expand in high-growth and under-penetrated end markets and high-value roles  Capitalize on secular growth opportunities to deliver long- term, sustainable growth  Diversify our business to increase market share and revenue potential Digital Transformation Market Expansion Optimized Sales Function Maintain operational excellence and deliver efficiencies

13 Accelerating digital transformation across the enterprise Drive competitive advantage through proprietary innovation • Extend the reach of digitally enabled staffing and recruitment solutions to support scalable growth, cost efficiency and margin expansion Enhance client and talent engagement through data and automation • Expand value-added platform capabilities to elevate user experience, deepen engagement, and enhance profitability • Apply AI and behavioral data to deliver smarter, more personalized solutions that strengthen client and talent loyalty Unlock enterprise efficiency at scale • Advance modular deployment, automation, and analytics to improve decision velocity and enterprise-wide resource utilization

14 Expanding our share in attractive end markets Expand in high-growth and under-penetrated end markets and high-value roles • Strong position to capture further growth opportunities in energy work with a proven track record of success • Focused growth in attractive end markets like healthcare Capitalize on secular growth opportunities to deliver long- term, sustainable growth • Well-positioned to fill structural staffing shortages in areas like skilled trades • Powerful secular forces that play to our strengths Diversify our business to increase market share and revenue potential • Targeting RPO expansion in higher skill placements and more attractive product offerings Secular Growth Under- penetrated Diversify

15 Optimizing our sales function to accelerate growth and capture demand Enhance sales model to drive scalable growth Leverage strengths and synergies to deliver profitable growth Elevate sales capabilities to capture demand Increase collaboration across well-established brands with deep expertise Unlock the full value of our assets Expand strategic partnerships to unlock growth opportunities Leverage data-driven insights to deepen engagement Increase sales focus and maximize reach to accelerate growth Strategically expand sales team to target largest market opportunities

16 Delivering efficiencies and enhancing long-term profitability $501 $411 2022 SG&A 2024 SG&A Simplify organizational structure Enhance automation and technology Drive operational efficiencies Increase scalability and leverage *Amounts in millions Optimized fixed cost base drives high incremental margins

17 Strong balance sheet with ample liquidity $0 $0 $0 -$8 $294 $293 $86 $119 $50 $72 $62 $22 2021 2022 2023 2024 Debt Borrowing availability Cash *Amounts in millions 1 $17 $61 $34 $21 2% 6% 5% 4% -20% -15% -10% -5% 0% 5% 10% 0 10 20 30 40 50 60 70 80 90 100 2021 2022 2023 2024 Share Repurchases Buyback ratio2 Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period.

18 Focused capital strategy: Investing in technology and returning excess capital to shareholders Net debt reductions 8% Share repurchases 51%Capital expenditures 41% (2020 - 2024) Historical use of capitalCapital allocation priorities  Strategic technology investments to further digitalize our business model  Return excess capital to shareholders through share repurchases  Disciplined acquisition strategy to supplement organic revenue growth

Leadership with deep expertise Taryn Owen President and Chief Executive Officer Carl Schweihs EVP and Chief Financial Officer Kristy Willis EVP and President, PeopleReady Rick Betori EVP and President, PeopleSolutions Jerry Wimer SVP and President, PeopleManagement Garrett Ferencz EVP and Chief Legal Officer Jeff Dirks SVP and Chief Digital Officer Greg Netolicky SVP and Chief People Officer Caroline Sabetti SVP and Chief Marketing and Communications Officer Maxie Juzang SVP and President, Healthcare Staffing Professionals 19

TrueBlue Highlights 20 Mission Driven Connecting People and Work

Thank you.